Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement
Fourth Quarter 2025

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Segments
	5	Statements of Adjusted Earnings by Segment
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings and Select Operating Metrics

Other Information
	17	Change in Market Risk Benefits and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings (Loss) and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings (Loss) per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Net income (loss) available to shareholders	$112	$453	$60	$(294)	$646
Adjusted earnings (2)	$214	$970	$198	$235	$304
Adjusted earnings, less notable items (2)	$227	$261	$198	$245	$352
Total corporate expenses (3)	$234	$205	$202	$239	$210
Combined total adjusted capital (4), (5)	$5,300	$5,400	$5,560	$5,549	$5,373
Combined risk-based capital ratio (4), (5), (6)	456%	435%-455%	405%-425%	420%-440%	402%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$6,768	$6,363	$5,673	$5,239	$4,959
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$5,069	$4,664	$3,974	$3,540	$3,260
Less: AOCI	(3,729)	(4,020)	(4,257)	(4,670)	(5,278)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$8,798	$8,684	$8,231	$8,210	$8,538

Return on Common Equity (1)
Return on common equity	8.1%	22.5%	16.5%	16.4%	9.4%
Return on common equity, excluding AOCI	3.9%	10.4%	6.9%	6.3%	3.5%
Adjusted return on common equity, excluding AOCI	19.0%	20.5%	18.4%	20.4%	16.2%

Earnings Per Common Share, Diluted (1), (7)
Net income (loss) available to shareholders per common share	$1.93	$7.89	$1.02	$(5.04)	$10.79
Adjusted earnings per common share	$3.70	$16.87	$3.43	$4.01	$5.07
Adjusted earnings, less notable items per common share	$3.93	$4.54	$3.43	$4.17	$5.88
Weighted average common shares outstanding	57,829,186	57,512,901	57,734,170	58,697,818	59,823,854

Book Value Per Common Share
Book value per common share (1)	$88.66	$81.60	$69.57	$61.17	$55.60
Book value per common share, excluding AOCI (1)	$153.89	$151.94	$144.09	$141.87	$145.63
Ending common shares outstanding	57,171,217	57,153,571	57,122,494	57,868,389	58,629,049

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation.
(4) Reflects preliminary statutory results as of or for the three months ended December 31, 2025. See additional information on page 22.
(5) Statutory results as of or for the three months ended December 31, 2024 include a $100 million capital contribution to Brighthouse Life Insurance Company made subsequent to December 31, 2024. See additional information on page 22.

(6) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.
(7) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings (loss) per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Revenues	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Premiums	$173	$170	$166	$186	$207	$695	$770
Universal life and investment-type product policy fees	534	531	553	543	540	2,161	2,116
Net investment income	1,328	1,334	1,285	1,297	1,373	5,244	5,222
Other revenues	133	143	143	136	150	555	579
Revenues before NIGL and NDGL	2,168	2,178	2,147	2,162	2,270	8,655	8,687
Net investment gains (losses)	(23)	48	(39)	(83)	(73)	(97)	(295)
Net derivative gains (losses)	(456)	(410)	(1,237)	311	(992)	(1,792)	(3,668)
Total revenues	$1,689	$1,816	$871	$2,390	$1,205	$6,766	$4,724

Expenses
Policyholder benefits and claims	$697	$(252)	$711	$649	$662	$1,805	$2,294
Interest credited to policyholder account balances	529	561	537	561	569	2,188	2,136
Amortization of DAC and VOBA	159	153	149	148	148	609	599
Change in market risk benefits	(349)	289	(1,101)	893	(1,487)	(268)	(2,673)
Interest expense on debt	38	38	38	38	38	152	152
Other expenses	465	442	444	455	441	1,806	1,794
Total expenses	1,539	1,231	778	2,744	371	6,292	4,302
Income (loss) before provision for income tax	150	585	93	(354)	834	474	422
Provision for income tax expense (benefit)	12	104	8	(88)	162	36	29
Net income (loss)	138	481	85	(266)	672	438	393
Less: Net income (loss) attributable to noncontrolling interests	1	2	—	2	1	5	5
Net income (loss) attributable to Brighthouse Financial, Inc.	137	479	85	(268)	671	433	388
Less: Preferred stock dividends	25	26	25	26	25	102	102
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$112	$453	$60	$(294)	$646	$331	$286

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Investments:
Fixed maturity securities available-for-sale	$82,014	$81,537	$80,835	$80,640	$80,055
Trading securities	506	528	520	365	—
Equity securities	79	78	74	73	77
Mortgage loans	22,755	22,862	22,993	23,051	23,286
Policy loans	1,450	1,439	1,425	1,436	2,024
Limited partnerships and limited liability companies	4,696	4,816	4,798	4,839	4,827
Short-term investments	1,197	778	1,170	1,569	1,868
Other invested assets	7,932	8,842	8,932	5,284	5,250
Total investments	120,629	120,880	120,747	117,257	117,387
Cash and cash equivalents	5,387	6,606	5,540	4,667	5,045
Accrued investment income	1,260	1,350	1,235	1,267	1,277
Reinsurance recoverables	20,903	20,400	20,701	20,454	20,515
Premiums and other receivables	676	844	557	734	611
DAC and VOBA	4,567	4,603	4,636	4,672	4,710
Current income tax recoverable	16	17	17	20	19
Deferred income tax asset	1,442	1,531	1,695	1,808	1,875
Market risk benefit assets	1,060	979	1,084	914	1,092
Other assets	332	342	348	364	370
Separate account assets	85,528	87,127	86,085	82,524	85,636
Total assets	$241,800	$244,679	$242,645	$234,681	$238,537
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$32,025	$32,021	$31,974	$31,834	$31,475
Policyholder account balances	87,952	88,703	88,046	85,618	87,989
Market risk benefit liabilities	8,063	8,529	8,051	9,165	8,329
Other policy-related balances	3,893	3,918	3,977	3,866	3,878
Payables for collateral under securities loaned and other transactions	4,705	4,347	3,994	3,904	3,891
Long-term debt	3,155	3,155	3,155	3,155	3,155
Other liabilities	9,646	10,451	11,625	9,311	9,160
Separate account liabilities	85,528	87,127	86,085	82,524	85,636
Total liabilities	234,967	238,251	236,907	229,377	233,513
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	13,870	13,893	13,918	13,939	13,927
Retained earnings (deficit)	(686)	(823)	(1,302)	(1,387)	(1,119)
Treasury stock	(2,688)	(2,688)	(2,687)	(2,644)	(2,572)
Accumulated other comprehensive income (loss)	(3,729)	(4,020)	(4,257)	(4,670)	(5,278)
Total Brighthouse Financial, Inc.’s stockholders’ equity	6,768	6,363	5,673	5,239	4,959
Noncontrolling interests	65	65	65	65	65
Total equity	6,833	6,428	5,738	5,304	5,024
Total liabilities and equity	$241,800	$244,679	$242,645	$234,681	$238,537

Earnings and
Select Metrics from
Segments

Financial Supplement	5

Statements of Adjusted Earnings by Segment (Unaudited, in millions)

	For the Three Months Ended December 31, 2025
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$72	$101	$—	$—	$173
Universal life and investment-type product policy fees	364	83	87	—	534
Net investment income	776	111	305	142	1,334
Other revenues	122	3	6	2	133
Total adjusted revenues	$1,334	$298	$398	$144	$2,174

Adjusted expenses
Policyholder benefits and claims	$123	$182	$392	$—	$697
Interest credited to policyholder account balances	352	30	56	97	535
Amortization of DAC and VOBA	138	21	—	—	159
Interest expense on debt	—	—	—	38	38
Other operating costs	344	46	31	44	465
Total adjusted expenses	957	279	479	179	1,894
Adjusted earnings (loss) before provision for income tax	377	19	(81)	(35)	280
Provision for income tax expense (benefit)	73	1	(23)	(11)	40
Adjusted earnings (loss) after provision for income tax	304	18	(58)	(24)	240
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Less: Preferred stock dividends	—	—	—	25	25
Adjusted earnings (loss)	$304	$18	$(58)	$(50)	$214

	For the Three Months Ended December 31, 2024
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$81	$126	$—	$—	$207
Universal life and investment-type product policy fees	380	62	98	—	540
Net investment income	752	126	328	170	1,376
Other revenues	137	4	7	2	150
Total adjusted revenues	$1,350	$318	$433	$172	$2,273

Adjusted expenses
Policyholder benefits and claims	$137	$158	$367	$—	$662
Interest credited to policyholder account balances	379	29	61	114	583
Amortization of DAC and VOBA	125	23	—	—	148
Interest expense on debt	—	—	—	38	38
Other operating costs	359	44	39	(1)	441
Total adjusted expenses	1,000	254	467	151	1,872
Adjusted earnings (loss) before provision for income tax	350	64	(34)	21	401
Provision for income tax expense (benefit)	71	12	(7)	(5)	71
Adjusted earnings (loss) after provision for income tax	279	52	(27)	26	330
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	1	1
Less: Preferred stock dividends	—	—	—	25	25
Adjusted earnings (loss)	$279	$52	$(27)	$—	$304

Financial Supplement	6

Statements of Adjusted Earnings by Segment (Unaudited, in millions)

	For the Year Ended December 31, 2025
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$265	$428	$2	$—	$695
Universal life and investment-type product policy fees	1,517	294	350	—	2,161
Net investment income	3,056	432	1,152	604	5,244
Other revenues	507	15	28	5	555
Total adjusted revenues	$5,345	$1,169	$1,532	$609	$8,655

Adjusted expenses
Policyholder benefits and claims	$456	$724	$625	$—	$1,805
Interest credited to policyholder account balances	1,421	115	235	409	2,180
Amortization of DAC and VOBA	522	87	—	—	609
Interest expense on debt	—	—	—	152	152
Other operating costs	1,397	198	128	83	1,806
Total adjusted expenses	3,796	1,124	988	644	6,552
Adjusted earnings (loss) before provision for income tax	1,549	45	544	(35)	2,103
Provision for income tax expense (benefit)	295	4	108	(28)	379
Adjusted earnings (loss) after provision for income tax	1,254	41	436	(7)	1,724
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	5	5
Less: Preferred stock dividends	—	—	—	102	102
Adjusted earnings (loss)	$1,254	$41	$436	$(114)	$1,617

	For the Year Ended December 31, 2024
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$289	$480	$1	$—	$770
Universal life and investment-type product policy fees	1,611	174	331	—	2,116
Net investment income	2,859	466	1,234	694	5,253
Other revenues	523	15	29	12	579
Total adjusted revenues	$5,282	$1,135	$1,595	$706	$8,718

Adjusted expenses
Policyholder benefits and claims	$479	$710	$1,105	$—	$2,294
Interest credited to policyholder account balances	1,351	105	243	450	2,149
Amortization of DAC and VOBA	505	94	—	—	599
Interest expense on debt	—	—	—	152	152
Other operating costs	1,399	188	166	41	1,794
Total adjusted expenses	3,734	1,097	1,514	643	6,988
Adjusted earnings (loss) before provision for income tax	1,548	38	81	63	1,730
Provision for income tax expense (benefit)	297	5	16	(14)	304
Adjusted earnings (loss) after provision for income tax	1,251	33	65	77	1,426
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	5	5
Less: Preferred stock dividends	—	—	—	102	102
Adjusted earnings (loss)	$1,251	$33	$65	$(30)	$1,319

Financial Supplement	7
Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Premiums	$72	$68	$60	$65	$81	$265	$289
Universal life and investment-type product policy fees	364	372	385	396	380	1,517	1,611
Net investment income	776	770	757	753	752	3,056	2,859
Other revenues	122	126	129	130	137	507	523
Total adjusted revenues	$1,334	$1,336	$1,331	$1,344	$1,350	$5,345	$5,282

Adjusted expenses
Policyholder benefits and claims	$123	$125	$98	$110	$137	$456	$479
Interest credited to policyholder account balances	352	357	354	358	379	1,421	1,351
Amortization of DAC and VOBA	138	131	127	126	125	522	505
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	344	348	342	363	359	1,397	1,399
Total adjusted expenses	957	961	921	957	1,000	3,796	3,734
Adjusted earnings before provision for income tax	377	375	410	387	350	1,549	1,548
Provision for income tax expense (benefit)	73	71	78	73	71	295	297
Adjusted earnings	$304	$304	$332	$314	$279	$1,254	$1,251

Financial Supplement	8
Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Account value, beginning of period	$130,470	$127,180	$120,963	$125,121	$128,234
Premiums and deposits (2)	2,342	2,309	2,188	2,201	2,146
Withdrawals, surrenders and contract benefits	(5,009)	(4,594)	(4,190)	(4,156)	(4,273)
Net flows (3)	(2,667)	(2,285)	(2,002)	(1,955)	(2,127)
Investment performance (4)	2,621	6,129	8,758	(1,715)	(453)
Policy charges and other	(518)	(554)	(539)	(488)	(533)
Account value, end of period	$129,906	$130,470	$127,180	$120,963	$125,121

FIXED ANNUITIES ACCOUNT VALUE (5)
Account value, beginning of period	$18,456	$19,339	$19,355	$19,577	$19,840
Premiums and deposits (2)	469	506	504	131	162
Withdrawals, surrenders and contract benefits	(1,277)	(1,615)	(688)	(562)	(646)
Net flows (3)	(808)	(1,109)	(184)	(431)	(484)
Interest credited	164	170	169	168	171
Other	8	56	(1)	41	50
Account value, end of period	$17,820	$18,456	$19,339	$19,355	$19,577

INSTITUTIONAL GROUP ANNUITIES ACCOUNT VALUE (1)
Institutional group annuities account value, end of period	$569	$584	$566	$401	$370

INCOME ANNUITIES (1)
Income annuity insurance liabilities, end of period	$4,788	$4,755	$4,645	$4,583	$4,518

(1) Includes general account and separate account.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Deposits and withdrawals include policy exchanges.
(4) Includes the interest credited on the general account option of variable products.
(5) Includes fixed index annuities.

Financial Supplement	9
Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Shield Level Annuities (1)	$2,074	$2,052	$1,925	$1,957	$1,893	$8,008	$7,671
GMWB	118	115	109	103	98	445	355
GMDB only	69	55	67	58	72	249	252
GMIB	2	3	4	4	6	13	22
Total variable and Shield Level annuity sales	$2,263	$2,225	$2,105	$2,122	$2,069	$8,715	$8,300

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$142	$126	$89	$26	$62	$383	$554
Fixed deferred annuities	324	377	412	103	97	1,216	1,121
Single premium immediate annuities	2	1	2	5	6	10	38
Other fixed and income annuities	3	2	2	3	5	10	35
Total fixed and income annuity sales	$471	$506	$505	$137	$170	$1,619	$1,748

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	10
Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Premiums	$101	$102	$104	$121	$126	$428	$480
Universal life and investment-type product policy fees	83	74	78	59	62	294	174
Net investment income	111	117	97	107	126	432	466
Other revenues	3	4	4	4	4	15	15
Total adjusted revenues	$298	$297	$283	$291	$318	$1,169	$1,135

Adjusted expenses
Policyholder benefits and claims	$182	$142	$213	$187	$158	$724	$710
Interest credited to policyholder account balances	30	30	28	27	29	115	105
Amortization of DAC and VOBA	21	22	22	22	23	87	94
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	46	54	53	45	44	198	188
Total adjusted expenses	279	248	316	281	254	1,124	1,097
Adjusted earnings (loss) before provision for income tax	19	49	(33)	10	64	45	38
Provision for income tax expense (benefit)	1	9	(7)	1	12	4	5
Adjusted earnings (loss)	$18	$40	$(26)	$9	$52	$41	$33

Financial Supplement	11
Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Universal and variable universal life account value, beginning of period	$2,615	$2,605	$2,597	$2,590	$2,579
Premiums and deposits (1)	66	65	62	69	67
Withdrawals, surrenders and contract benefits	(38)	(36)	(41)	(46)	(31)
Net flows	28	29	21	23	36
Net transfers from (to) separate account	10	12	8	10	9
Interest credited	29	29	26	27	28
Policy charges and other	(55)	(60)	(47)	(53)	(62)
Universal and variable universal life account value, end of period	$2,627	$2,615	$2,605	$2,597	$2,590

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$6,859	$6,632	$6,125	$6,419	$6,511
Premiums and deposits	35	34	36	38	37
Withdrawals, surrenders and contract benefits	(83)	(89)	(71)	(92)	(73)
Net flows	(48)	(55)	(35)	(54)	(36)
Investment performance	118	341	605	(180)	10
Net transfers from (to) general account	(10)	(12)	(8)	(10)	(9)
Policy charges and other	(59)	(47)	(55)	(50)	(57)
Variable universal life account value, end of period	$6,860	$6,859	$6,632	$6,125	$6,419

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	12
Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
LIFE SALES	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Total life sales	$36	$38	$33	$36	$33	$143	$120

	As of
LIFE INSURANCE IN-FORCE	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Whole Life
Life Insurance in-force, before reinsurance	$16,098	$16,280	$16,441	$16,666	$16,904
Life Insurance in-force, net of reinsurance	$2,761	$2,799	$2,818	$2,855	$2,932

Term Life
Life Insurance in-force, before reinsurance	$312,477	$319,061	$325,210	$331,301	$337,199
Life Insurance in-force, net of reinsurance	$258,169	$263,178	$267,845	$272,711	$277,203

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$41,053	$41,500	$41,726	$41,735	$42,399
Life Insurance in-force, net of reinsurance	$31,603	$31,915	$32,026	$31,926	$32,459

Financial Supplement	13
Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Premiums	$—	$—	$2	$—	$—	$2	$1
Universal life and investment-type product policy fees	87	85	90	88	98	350	331
Net investment income	305	292	283	272	328	1,152	1,234
Other revenues	6	8	7	7	7	28	29
Total adjusted revenues	$398	$385	$382	$367	$433	$1,532	$1,595

Adjusted expenses
Policyholder benefits and claims	$392	$(519)	$400	$352	$367	$625	$1,105
Interest credited to policyholder account balances	56	61	58	60	61	235	243
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	31	32	29	36	39	128	166
Total adjusted expenses	479	(426)	487	448	467	988	1,514
Adjusted earnings (loss) before provision for income tax	(81)	811	(105)	(81)	(34)	544	81
Provision for income tax expense (benefit)	(23)	170	(22)	(17)	(7)	108	16
Adjusted earnings (loss)	$(58)	$641	$(83)	$(64)	$(27)	$436	$65

Financial Supplement	14
Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Account value, beginning of period	$4,548	$4,619	$4,710	$4,779	$4,848
Premiums and deposits (1)	145	146	156	157	158
Withdrawals, surrenders and contract benefits	(34)	(20)	(42)	(20)	(25)
Net flows	111	126	114	137	133
Interest credited	39	39	39	40	42
Policy charges and other	(237)	(236)	(244)	(246)	(244)
Account value, end of period	$4,461	$4,548	$4,619	$4,710	$4,779

	As of
LIFE INSURANCE IN-FORCE	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$66,293	$66,904	$67,445	$68,039	$68,528
Life Insurance in-force, net of reinsurance	$32,190	$32,556	$32,879	$33,212	$33,537

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	15
Corporate & Other — Statements of Adjusted Earnings and Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	142	148	155	159	170	604	694
Other revenues	2	5	3	(5)	2	5	12
Total adjusted revenues	$144	$153	$158	$154	$172	$609	$706

Adjusted expenses
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—
Interest credited to policyholder account balances	97	103	103	106	114	409	450
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	38	38	38	38	38	152	152
Other operating costs	44	8	20	11	(1)	83	41
Total adjusted expenses	179	149	161	155	151	644	643
Adjusted earnings before provision for income tax	(35)	4	(3)	(1)	21	(35)	63
Provision for income tax expense (benefit)	(11)	(9)	(3)	(5)	(5)	(28)	(14)
Adjusted earnings (loss) after provision for income tax	(24)	13	—	4	26	(7)	77
Less: Net income (loss) attributable to noncontrolling interests	1	2	—	2	1	5	5
Less: Preferred stock dividends	25	26	25	26	25	102	102
Adjusted earnings (loss)	$(50)	$(15)	$(25)	$(24)	$—	$(114)	$(30)

INSTITUTIONAL SPREAD MARGIN BUSINESS ACCOUNT BALANCE
Institutional spread margin business account balance, end of period	$9,477	$9,850	$10,149	$10,092	$10,976

Other Information

Financial Supplement	17

Change in Market Risk Benefits and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
CHANGE IN MARKET RISK BENEFITS	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Market risk benefits mark-to-market	$205	$(424)	$1,020	$(999)	$1,323	$(198)	$2,103
Market risk benefits fees, net of claims	151	136	97	95	180	479	603
Ceded reinsurance	(7)	(1)	(16)	11	(16)	(13)	(33)
Total change in market risk benefits	$349	$(289)	$1,101	$(893)	$1,487	$268	$2,673

	For the Three Months Ended					For the Year Ended
NET DERIVATIVE GAINS (LOSSES)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net derivative gains (losses):
Variable annuity and Shield hedges	$(12)	$1,310	$1,073	$(877)	$(379)	$1,494	$660
Shield embedded derivatives	(354)	(1,694)	(2,103)	1,171	(286)	(2,980)	(3,776)
ULSG hedges	(69)	(10)	(154)	22	(361)	(211)	(557)
Other hedges and embedded derivatives	(20)	(16)	(54)	(5)	31	(95)	(26)
Subtotal	(455)	(410)	(1,238)	311	(995)	(1,792)	(3,699)
Investment hedge adjustments	(1)	—	1	—	3	—	31
Total net derivative gains (losses)	$(456)	$(410)	$(1,237)	$311	$(992)	$(1,792)	$(3,668)

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Actuarial items and other insurance adjustments	$13	$(709)	$—	$10	$48	$(686)	$(110)
Total notable items (1)	$13	$(709)	$—	$10	$48	$(686)	$(110)

NOTABLE ITEMS BY SEGMENT
Annuities	$—	$7	$—	$10	$48	$17	$28
Life	6	(11)	—	—	—	(5)	139
Run-off	7	(705)	—	—	—	(698)	(277)
Corporate & Other	—	—	—	—	—	—	—
Total notable items (1)	$13	$(709)	$—	$10	$48	$(686)	$(110)

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Total Quarterly VA separate account gross returns	2.14%	4.96%	7.59%	(0.54)%	(1.23)%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	32.56%	32.61%	32.54%	31.28%	32.36%
Percent allocated to bond funds/other funds	9.20%	9.13%	9.04%	9.58%	9.21%
Percent allocated to target volatility funds	17.77%	17.85%	17.81%	18.41%	18.03%
Percent allocated to balanced funds	40.47%	40.41%	40.61%	40.73%	40.40%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	December 31, 2025		December 31, 2024
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$38,909	30.88%	$37,123	30.32%
Foreign corporate securities	11,497	9.12%	11,830	9.66%
Residential mortgage-backed securities	8,532	6.77%	7,287	5.95%
U.S. government and agency securities	6,711	5.32%	6,747	5.51%
Asset-backed securities	6,059	4.81%	6,312	5.16%
Commercial mortgage-backed securities	5,870	4.66%	6,356	5.19%
State and political subdivision securities	3,494	2.77%	3,441	2.81%
Foreign government securities	942	0.75%	959	0.79%
Total fixed maturity securities	82,014	65.08%	80,055	65.39%
Trading securities	506	0.40%	—	0.00%
Equity securities	79	0.06%	77	0.06%
Mortgage loans:
Commercial mortgage loans	12,323	9.78%	13,330	10.89%
Residential mortgage loans	5,976	4.74%	5,543	4.53%
Agricultural mortgage loans	4,656	3.70%	4,591	3.75%
Allowance for credit losses	(200)	(0.16)%	(178)	(0.15)%
Total mortgage loans, net	22,755	18.06%	23,286	19.02%
Policy loans	1,450	1.15%	2,024	1.65%
Limited partnerships and limited liability companies	4,696	3.73%	4,827	3.94%
Cash, cash equivalents and short-term investments	6,584	5.22%	6,913	5.65%
Other invested assets:
Derivatives:
Equity market	6,121	4.86%	3,265	2.67%
Interest rate	297	0.23%	287	0.23%
Foreign currency exchange rate	350	0.28%	564	0.46%
Credit	11	0.01%	19	0.02%
Total derivatives	6,779	5.38%	4,135	3.38%
ICOLI	822	0.65%	772	0.63%
FHLB common stock	217	0.17%	222	0.18%
Other	114	0.10%	121	0.10%
Total other invested assets	7,932	6.30%	5,250	4.29%
Total investments and cash and cash equivalents	$126,016	100.00%	$122,432	100.00%

	For the Three Months Ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Adjusted net investment income yield (1)	4.44%	4.40%	4.28%	4.25%	4.51%

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Year Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY December 31, 2025 (2)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	PRELIMINARY December 31, 2025 (2)	December 31, 2024
Total revenues (Line 9)	$3,000	$2,293	$1,455	$4,809	$3,175	$11,557	$11,813
Total benefits and expenses before dividends to policyholders (Line 28)	$2,900	$3,679	$2,360	$3,584	$3,219	$12,523	$13,170

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$100	$(1,333)	$(921)	$1,225	$(40)	$(929)	$(1,356)
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	(400)	599	(643)	(784)	455	(1,228)	514
Net income (loss) (Line 35)	$(300)	$(734)	$(1,564)	$441	$415	$(2,157)	$(842)

						For the Year Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY December 31, 2025 (2)	December 31, 2024
						(In billions)
Statutory net gain (loss) from operations, pre-tax						$(1.1)	$(1.2)
Add: net realized capital gains (losses)						(1.2)	0.5
Add: change in total asset requirement at CTE98, net of the change in VA reserves						1.6	(1.3)
Add: unrealized gains (losses) on VA & Shield hedges, net of reinsurance, and other equity risk management strategies						2.0	(0.1)
Add: impact of actuarial items and other adjustments						(0.3)	0.8
Normalized statutory earnings (loss)						$1.0	$(1.3)

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and year ended December 31, 2025.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY December 31, 2025 (2)	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024 (3)
Total assets (Line 28)	$201,000	$203,382	$202,943	$193,978	$198,370
Total liabilities (Line 28)	$197,100	$199,492	$198,900	$189,859	$194,491
Total capital and surplus (Line 38)	$3,900	$3,890	$4,043	$4,119	$3,879

COMBINED TAC AND RBC RATIO (1), (4)
Combined total adjusted capital	$5,300	$5,400	$5,560	$5,549	$5,373
Combined risk-based capital ratio (5)	456%	435%-455%	405%-425%	420%-440%	402%

DIVIDENDS PAID TO HOLDING COMPANY (1), (4)
Total dividends paid	$—	$—	$—	$—	$—

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of December 31, 2025.
(3) Includes a $100 million capital contribution to Brighthouse Life Insurance Company made subsequent to December 31, 2024.
(4) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(5) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement, and any related oral statements, contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are subject to the “safe harbor” created by those sections. Words such as “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and similar expressions or the negative of those expressions or verbs, identify forward-looking statements. Readers are cautioned that these statements are not guarantees of future performance. Forward-looking statements are not historical facts but instead represent only Brighthouse Financial’s beliefs regarding future events, which may by their nature be inherently uncertain, and some of which may be outside Brighthouse Financial’s control.
Such forward-looking statements are subject to risks, uncertainties and other important factors that could cause actual results and the timing of certain events to differ materially from future results expressed or implied by such forward-looking statements. Factors include, among others, Brighthouse Financial’s ability to complete the merger on the timeframe or in the manner currently anticipated or at all, including due to a failure to obtain the regulatory approvals required for the closing of the merger or the occurrence of any event, change or other circumstance that could give rise to the right of one or both of the parties to terminate the merger agreement; the effect of the pendency of the merger on Brighthouse Financial’s ongoing business and operations, including disruption to Brighthouse Financial’s business relationships, the diversion of management’s attention from ongoing business operations and opportunities, or the outcome of any legal proceedings that may be instituted against Aquarian Capital or Brighthouse Financial following announcement of the merger; restrictions on the conduct of Brighthouse Financial’s business prior to the closing of the merger and on Brighthouse Financial’s ability to pursue alternatives to the merger; the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; differences between actual experience and actuarial assumptions and the effectiveness of Brighthouse Financial's actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of Brighthouse Financial's products; the effectiveness of Brighthouse Financial's risk management strategy and the impacts of such strategy on volatility in Brighthouse Financial's profitability measures and the negative effects on Brighthouse Financial's statutory capital; material differences between actual outcomes and the sensitivities calculated under certain scenarios that Brighthouse Financial may utilize in connection with its risk management strategies; the impact of interest rates on Brighthouse Financial's future ULSG policyholder obligations and net income volatility; the potential material adverse effect of changes in accounting standards, practices or policies applicable to Brighthouse Financial, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in Brighthouse Financial's financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to Brighthouse Financial's reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, product mix, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; Brighthouse Financial's ability to market and distribute its products through distribution channels and maintain relationships with key distribution partners; any failure of third parties to provide services Brighthouse Financial needs, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance it needs from third parties; the ability of Brighthouse Financial's subsidiaries to pay dividends to it, and its ability to pay dividends to its shareholders and repurchase its common stock; the risks associated with climate change; the adverse impact of public health crises, extreme mortality events or similar occurrences on Brighthouse Financial's business and the economy in general; the impact of adverse capital and credit market conditions, including with respect to Brighthouse Financial's ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geopolitical events, tariffs imposed or threatened by the U.S. or foreign governments, military actions or catastrophic events, on Brighthouse Financial's profitability measures as well as its investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the financial risks that Brighthouse Financial's investment portfolio is subject to, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside Brighthouse Financial's control; the impact of changes in regulation and in supervisory and enforcement policies or interpretations thereof on Brighthouse Financial's insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of Brighthouse Financial's products less attractive to consumers or increase our tax liability; the effectiveness of Brighthouse Financial's policies, procedures and processes in managing risk; the loss or disclosure of confidential information, damage to Brighthouse Financial's reputation and impairment of its ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of Brighthouse Financial's separation from MetLife, Inc. are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact Brighthouse Financial; other factors that may affect future results of Brighthouse Financial; and management’s response to any of the aforementioned factors.
Furthermore, such forward-looking statements speak only as of the date of this press release. Except as required by law, the parties undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Risks or uncertainties (i) that are not currently known to the parties, (ii) that the parties currently deem to be immaterial or (iii) that could apply to any company could also materially adversely affect the future results of Brighthouse Financial. Additional information concerning certain factors is contained in Brighthouse Financial’s SEC filings, including but not limited to its most recent Annual Report on Form 10-K, as well as subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by the investor community by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
(x)	adjusted net investment income yield	(x)	net investment income yield
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses by excluding the impact of market volatility, which could distort trends. Adjusted earnings was updated during the first quarter of 2025 in connection with the establishment of a trading portfolio comprised of certain fixed income securities. The Company did not have trading securities prior to the first quarter of 2025.

Adjusted earnings reflect adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following items are excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•Investment gains (losses) on trading securities measured at estimated fair value through net investment income; and

•Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”).

The following items are excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Change in market risk benefits; and

•Change in fair value of the crediting rate on experience-rated contracts and market value adjustments on institutional group annuities that are economically offset by gains (losses) on the related trading securities (“Market Value Adjustments”).

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

Adjusted net investment income is used by management to measure our performance, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents GAAP net investment income plus Investment Hedge Adjustments less investment gains (losses) on trading securities.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Adjusted Net Investment Income Yield

Similar to adjusted net investment income, adjusted net investment income yield is used by management as a performance measure that we believe enhances the understanding of our investment portfolio results. Adjusted net investment income yield represents adjusted net investment income as a percentage of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation.

Notable Items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the unfavorable (favorable) after-tax impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE70

CTE70 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst thirty percent of a set of capital market scenarios over the life of the contracts.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company

Holding company means, collectively, Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and incorporates the effectiveness of our hedging program as well as other factors related to our business. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses) before capital gains tax (excluding gains (losses) and taxes transferred to the interest maintenance reserve), (ii) the change in total asset requirement at CTE98, net of the change in our variable annuity reserves, which are calculated at CTE70, and (iii) pre-tax unrealized gains (losses) associated with our variable annuities and Shield hedges, net of reinsurance, and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impact our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
ICOLI	Insurance company-owned life insurance
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings (Loss) and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings (Loss) per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended					For the Year Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS (1)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net income (loss) available to shareholders	$112	$453	$60	$(294)	$646	$331	$286
Less: Net investment gains (losses)	(23)	48	(39)	(83)	(73)	(97)	(295)
Less: Investment gains (losses) on trading securities	(7)	7	(6)	6	—	—	—
Less: Net derivative gains (losses), excluding investment hedge adjustments	(455)	(410)	(1,238)	311	(995)	(1,792)	(3,699)
Less: Change in market risk benefits	349	(289)	1,101	(893)	1,487	268	2,673
Less: Market value adjustments	6	(10)	6	(10)	14	(8)	13
Less: Provision for income tax (expense) benefit on reconciling adjustments	28	137	38	140	(91)	343	275
Adjusted earnings (loss)	214	970	198	235	304	1,617	1,319
Less: Notable items	(13)	709	—	(10)	(48)	686	110
Adjusted earnings, less notable items	$227	$261	$198	$245	$352	$931	$1,209

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$1.93	$7.89	$1.02	$(5.04)	$10.79	$5.71	$4.64
Less: Net investment gains (losses)	(0.40)	0.83	(0.68)	(1.42)	(1.22)	(1.67)	(4.79)
Less: Investment gains (losses) on trading securities	(0.12)	0.12	(0.10)	0.10	—	—	—
Less: Net derivative gains (losses), excluding investment hedge adjustments	(7.87)	(7.13)	(21.44)	5.34	(16.63)	(30.93)	(60.05)
Less: Change in market risk benefits	6.04	(5.02)	19.07	(15.33)	24.86	4.63	43.39
Less: Market value adjustments	0.10	(0.17)	0.10	(0.17)	0.23	(0.14)	0.21
Less: Provision for income tax (expense) benefit on reconciling adjustments	0.48	2.38	0.66	2.40	(1.52)	5.92	4.46
Less: Impact of inclusion of dilutive shares	—	—	—	0.03	—	—	—
Adjusted earnings (loss) per common share	3.70	16.87	3.43	4.01	5.07	27.92	21.40
Less: Notable items	(0.22)	12.33	—	(0.17)	(0.80)	11.84	1.79
Adjusted earnings, less notable items per common share	$3.93	$4.54	$3.43	$4.17	$5.88	$16.07	$19.63

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Net income (loss) available to shareholders	$331	$865	$562	$511	$286
Less: Net investment gains (losses)	(97)	(147)	(255)	(336)	(295)
Less: Investment gains (losses) on trading securities	—	7	—	6	—
Less: Net derivative gains (losses), excluding investment hedge adjustments	(1,792)	(2,332)	(2,021)	(1,454)	(3,699)
Less: Change in market risk benefits	268	1,406	1,085	340	2,673
Less: Market value adjustments	(8)	—	(1)	(1)	13
Less: Provision for income tax (expense) benefit on reconciling adjustments	343	224	250	304	275
Adjusted earnings	$1,617	$1,707	$1,504	$1,652	$1,319
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Brighthouse Financial, Inc.’s stockholders’ equity	$5,800	$5,552	$5,107	$4,812	$4,753
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity	4,101	3,853	3,408	3,113	3,054
Less: AOCI	(4,391)	(4,470)	(4,750)	(4,981)	(5,097)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$8,492	$8,323	$8,158	$8,094	$8,151
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY, EXCLUDING AOCI	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Return on common equity	8.1%	22.5%	16.5%	16.4%	9.4%
Return on AOCI	(7.5)%	(19.4)%	(11.8)%	(10.3)%	(5.6)%
Return on common equity, excluding AOCI	3.9%	10.4%	6.9%	6.3%	3.5%
Less: Return on net investment gains (losses)	(1.1)%	(1.8)%	(3.1)%	(4.2)%	(3.6)%
Less: Return on investment gains (losses) on trading securities	—%	0.1%	—%	0.1%	—%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(21.1)%	(28.0)%	(24.8)%	(18.0)%	(45.4)%
Less: Return on change in market risk benefits	3.2%	16.9%	13.3%	4.2%	32.8%
Less: Return on market value adjustments	(0.1)%	—%	—%	—%	0.2%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	4.0%	2.7%	3.1%	3.8%	3.3%
Adjusted return on common equity, excluding AOCI	19.0%	20.5%	18.4%	20.4%	16.2%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Total revenues	$1,689	$1,816	$871	$2,390	$1,205	$6,766	$4,724
Less: Net investment gains (losses)	(23)	48	(39)	(83)	(73)	(97)	(295)
Less: Investment gains (losses) on trading securities	(7)	7	(6)	6	—	—	—
Less: Net derivative gains (losses)	(456)	(410)	(1,237)	311	(992)	(1,792)	(3,668)
Less: Investment hedge adjustments	1	—	(1)	—	(3)	—	(31)
Total adjusted revenues	$2,174	$2,171	$2,154	$2,156	$2,273	$8,655	$8,718

Total expenses	$1,539	$1,231	$778	$2,744	$371	$6,292	$4,302
Less: Change in market risk benefits	(349)	289	(1,101)	893	(1,487)	(268)	(2,673)
Less: Market value adjustments	(6)	10	(6)	10	(14)	8	(13)
Total adjusted expenses	$1,894	$932	$1,885	$1,841	$1,872	$6,552	$6,988

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Year Ended
NET INVESTMENT GAINS (LOSSES)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Investment portfolio gains (losses)	$(14)	$52	$(5)	$(31)	$(53)	$2	$(182)
Investment portfolio credit loss (provision) release and (writedowns)	(9)	(4)	(34)	(52)	(20)	(99)	(113)
Net investment gains (losses)	$(23)	$48	$(39)	$(83)	$(73)	$(97)	$(295)

	For the Three Months Ended
ADJUSTED NET INVESTMENT INCOME YIELD (1)	December 31, 2025	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Investment income yield	4.60%	4.54%	4.41%	4.39%	4.64%
Investment fees and expenses	(0.16)%	(0.14)%	(0.13)%	(0.14)%	(0.13)%
Adjusted net investment income yield	4.44%	4.40%	4.28%	4.25%	4.51%

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.